AMENDMENT NO. 5
                         TO LOAN AND SECURITY AGREEMENT

         Amendment No. 5, dated as of February 22, 2001 to the Loan and Security Agreement identified herein, among ACCUHEALTH, INC., a New York corporation (the "Company") and the other corporations set forth on the signature pages hereof who are designated as "Borrowers" (such corporations, together with the Company, being the "Borrowers"), and ROSENTHAL & ROSENTHAL, INC., a New York corporation ("Lender").

                                    RECITALS:

         1. Lender and Borrowers (originally or by the "Joinder Agreements" forming part of Amendments No. 3 and 4 specified below) are parties to that certain Loan and Security Agreement dated as of April 28, 1994, as amended by Amendment No. 1 dated as of February 1, 1996, Amendment No. 2 dated as of February 1, 1997, Amendment No. 3 and Joinder Agreement, dated as of July 30, 1997, and Amendment No. 4 and Joinder Agreement, dated as of April 3, 1998 (as so amended, the "Loan Agreement"). Except as may be specifically defined herein, all capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement.

         2. Following April 1, 2000, (a) under the terms of the Loan Agreement, (i) the commitment of the Lender to make Revolving Credit Advances terminated, and (ii) all Obligations became immediately due and payable, and (b) the Borrowers confirmed that all Obligations of Borrowers, all security interests of Lender securing such Obligations and all rights of the Lender continued in full force and effect.

         3. Following April 1, 2000, Lender has continued to provide certain advances to the Borrowers on a fully discretionary basis.

         4. Pursuant to (i) a Note Purchase Agreement dated as of the date hereof (the "Senior Note Agreement"), certain investors (the "Senior Note Holders") have agreed to purchase $925,000 in principal amount of the Borrowers' Senior Secured Notes ("Senior Notes"), and (ii) an Amendment No. 3 to Note Purchase Agreement, dated as of the date hereof ("Amendment No. 3"), to the Note Purchase Agreement dated as of July 14, 1998 among the Company and the "Purchasers" thereunder as previously amended by Amendment No. 1 to the Note Purchase Agreement made effective as of August 21, 1998 and Amendment No. 2 to the Note Purchase Agreement made effective as of October 26, 1998 (the "Subordinated Note Agreement"), the holders of the Company's Subordinated Notes (the "Subordinated Note Holders") have agreed to amend further the Subordinated Note Agreement and to have certain replacement notes issued pursuant thereto.

         5. In connection with the Senior Note Agreement and Amendment No. 3, and pursuant to certain security agreements described in the Intercreditor Agreement referred to herein, the Senior Note Holders and the Subordinated Note Holders have been granted a security interest in the Collateral, subject to the terms of the Intercreditor Agreement dated as of the date hereof, among the Lender, the "Collateral Agent" specified therein, the Senior Note Holders, the Subordinated Note Holders, the Borrowers and the collateral agent for the Subordinated Note Holders (the "Intercreditor Agreement").

         6. The Borrowers have requested that the Lender confirm its willingness to provide ongoing financing to the Borrowers within the restrictions and subject to the terms and conditions of the Loan Agreement as amended hereby.

         7. To facilitate the foregoing transactions, the parties hereto amend the Loan Agreement as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         8. RECITALS. The Lender and the Borrowers confirm, agree to and adopt all statements made in the Recitals set forth above.

         9. AMENDMENTS TO LOAN AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

         2.1.  Section 1(a) is amended as follows:

         (a)   TERMS DELETED:

         Minimum Average Monthly Loan Amount

         Maximum Revolving Amount

         Overadvance Availability

         Overdraft Loans

         Overadvance Rate

         Receivables Availability

         Revolving Interest Rate

         Term Loan

         Term Loan Rate

         Term Note

         PROVIDED, that such deletions shall not impair any references to any of such terms in the provisions added by this Amendment.

         (b)   TERMS ADDED (in correct alphabetical order):

         "Amendment No. 5" means the Amendment No. 5 to Loan and Security Agreement dated as of February 22, 2001.

         "Creditor Action" means the taking of any action by a Creditor Party to enforce its rights under the relevant Creditor Settlement, including without limitation, the commencement of any action, suit or proceeding against any Borrower or the property of any Borrower, the obtaining of any judgment against any Borrower, the issuance of execution or any other attempt to enforce or perfect a lien or security interest in any property of any Borrower.

         "Creditor Party" means each of the creditors of any of the Borrowers which is a party to any of the Creditor Settlements.

         "Creditor Settlements" means the Primary Settlements and the Secondary Settlements.

         "Effective Date" means the date on which all conditions set forth in Amendment No. 5 shall have been satisfied.

         "Intercreditor Agreement" shall have the meaning set forth in Amendment No. 5.

         "January 2001 Receivables" means Receivables which as of January 31, 2001 were unpaid more than 150 days following their respective invoice dates.

         "Margin" means one and one-half percent (1 1/2%) per annum; provided, that following the occurrence and during the continuance of an Event of Default arising after February 22, 2001, such percent shall be increased by 3% per annum to 4 1/2% per annum.

         "Maturity Date" means December 31, 2001, unless extended by the prior written agreement of the Lender; provided, that if on December 31, 2001 (or later date agreed to by Lender) the unpaid principal balance of the Loans is equal to or less than the Formula Amount, the Maturity Date shall be extended to the first Banking Day of the succeeding month, and thereafter to the first Banking Day of each successive month, so long as the unpaid principal amount of the Loans is equal to or less than the Formula Amount as at the end of the immediately prior month; provided, further, that the Maturity Date shall not be so extended beyond June 30, 2002.

         "Maximum Amount" means the following aggregate unpaid principal amount of the Loans during the specified periods.

                   Period                           Amount
                   ------                           ------

         January 1 - February 28, 2001            $5,600,000
         March 1- March 31, 2001                  $5,400,000
         April 1 - May 31, 2001                   $5,150,000
         June 1 - July 31, 2001                   $5,050,000
         August 1 - September 30, 2001            $4,650,000
         October 1 - November 30, 2001            $4,200,000
         December 1 - December 31, 2001           $4,000,000

         "Primary Settlements" means the following settlements between any of the Borrowers and the following creditors of one or more of the Borrowers, pursuant to which in settlement of the claims of such creditors, any one of more of the Borrowers agrees to pay and the respective creditor agrees to accept 25% of the respective creditor's claims against any of the Borrowers in full satisfaction of such claims:

         (i)   McKesson HBOC, Inc., or any affiliate;

         (ii)  Genzyme Corporation;

         (iii) Perigon Medical Distribution Corp.

         (iv)  Baxter Healthcare

         (v)   Graham-Field Health Products, Inc.

         (vi)  Allied Healthcare Services, Inc.

         "Secondary Settlements" means the settlements between any of the Borrowers and the creditors of any of the Borrowers identified on Exhibit 1(c) annexed to Amendment No. 5, except the Primary Settlements.

         "Senior Note Agreement" means the Note Purchase Agreement dated as of February 22, 2001, among the Borrowers and the "Purchasers" named therein.

         "Specified Taxes" means the unpaid taxes (including any penalties and interest) as described on Exhibit 1(b) annexed to Amendment No. 5.

         "Subordinated Note Agreement" means the Note Purchase Agreement dated as of July 14, 1998 among Accuhealth and the "Purchasers" thereunder as amended by Amendment No. 1 to the Note Purchase Agreement made effective as of August 21, 1998, Amendment No. 2 to the Note Purchase Agreement made effective as of October 26, 1998 and Amendment No. 3 to Note Purchase Agreement made effective as of February 22, 2001.

         "Tax Settlement" means a written agreement by one or more of the Borrowers and the U.S. Internal Revenue Service ("IRS") under which such Borrowers will pay and the IRS will accept payment of the Specified Taxes in substantially equal monthly installments over a period of not less than ten (10) months.

         "Termination Date" means the earliest of (a) the Maturity Date or (b) the date on which demand is permitted to be made by the Lender pursuant to
Section 1A(b) and Section 19 hereof (on the basis of an Event of Default arising after February 22, 2001).

         (c)   TERMS AMENDED:

         "Change of Control" shall mean the occurrence of any event which results in Glenn Davis no longer being an officer of each of the Borrowers.

         "Contract Rate" is amended in its entirety as follows:

                  ""Contract Rate" means an interest rate per annum equal to the Prime Rate plus the Margin."

         "Formula Amount" means an amount equal to seventy-five percent (75%) of Eligible Receivables.

         "Loans" is amended in its entirety as follows:

         "`Loans' shall have the meaning set forth in Section 1A (a) hereof and shall include the term "Revolving Credit Advances"."

         "Monthly Average Collections" means for any calendar month the average of the cash received by Lender as collections on Collateral during that month and the preceding two calendar months.

         "Monthly Average Sales" means for any calendar month the average of the Receivables arising during that month and the preceding two calendar months.

         "Permitted Liens" is amended by (x) adding a new clause "(vii)" immediately after present clause "(vi)" as follows: ",(vii) liens securing the Senior Notes and liens securing the Subordinated Notes (in each case to the extent permitted by the Intercreditor Agreement"), (y) renumbering present clause "(vii)" to be "(viii)", and (z) amending Exhibit 1(a) to be in the form annexed to Amendment No. 5.

         2.2   The following Section 1A is added to the Loan Agreement:

         "Section 1A. STATUS OF OBLIGATIONS.

         (1) As of the opening of business on February 22, 2001, all Obligations consisting of the unpaid principal balances of Revolving Credit Advances, Overdraft Loans, and the Term Loan, shall be aggregated and shall then and henceforth be deemed, together with the unpaid principal amount of all Revolving Credit Advances made on and after such date as "Loans". Borrowers acknowledge and agree that the unpaid principal balance of the Loans as constituted and aggregated by this Section 1A(a) was $5,599,625.85 as of the opening of business on such date.

         (2) All Loans shall be due and payable on demand; provided, that Lender shall not make demand until the Termination Date; provided further, that upon the occurrence after February 22, 2001 of an Event of Default specified in
Section 18(k) hereof, all Loans and all Obligations shall immediately become due without any demand, as provided in Section 19 hereof."

         2.3   (i)    Section 2(a) of the Loan Agreement is deleted and replaced by the following:

         "(a) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, including that an Event of Default shall not have occurred after February 22, 2001 and be continuing, Lender shall, until the close of business on the Banking Day preceding the Maturity Date, make Loans to the Borrowers from time to time as follows, so long as immediately prior to and following any such Loan the unpaid principal balance of the Loans shall not exceed the Maximum Amount:

               (i) Up to an amount equal to seventy-five percent (75%) of the Borrower's Eligible Receivables arising after the Effective Date and described in written schedules delivered to Lender by Borrowers in such form and detail as Lender shall require;

               (ii) During any month, an amount equal to the least of (x) the monthly payment under the IRS Settlement, (y) the amount of actual cash collections received by the Lender after the Effective Date on January 2001 Receivables, and (z) $20,000.

               (iii) Up to an amount equal to fifty percent (50%) of: (x) the actual cash collections received by Lender after the Effective Date on January 2001 Receivables, MINUS (y) all amounts lent under clause (ii) above; and

               (iv) Up to an amount equal to 20% of the actual cash collections received by Lender after the Effective Date on Receivables within 150 days of their respective invoice dates.

         Except with respect to Loans based on collections on the January 2001 Receivables as set forth in clauses (ii) and (iii) above, no Loan shall be made based upon collections received by Lender upon Receivables which at any time remain unpaid more than 150 days after their invoice dates. Such receivables shall be identified and recorded by Lender in a separate account designated "Over 150 Receivables", and all collections thereon shall be received and retained by Lender, subject to the terms of the Intercreditor Agreement.

               (ii)   The following provision shall be added to the text of
Section 2(b) of the Loan Agreement: "further, notwithstanding that Lender shall not have any obligation to make Loans following the occurrence of and continuation of any Event of Default occurring after February 22, 2001, or the failure of a condition precedent, Lender may in its sole and absolute discretion make one or more Loans without any obligation expressed or implied or arising therefrom or any course of dealing, to make any Loans."

         2.4   Section 2(h) is deleted, and replaced in its entirety as follows:

         "(h) Without limiting the effect of Section 21 hereof, subject to the terms of the Intercreditor Agreement all collections on all Collateral shall be received by Lender and applied to the repayment of the Obligations in such order as shall be determined by Lender.

         2.5 Section 3 of the Loan Agreement is deleted and replaced by the following:

               "3. Repayment of the Loans

         (a) At any time that the outstanding principal amount of the Loans exceeds the applicable Maximum Amount, Borrowers shall repay the Loans to the extent of such excess; and

         (b) Upon any Eligible Receivable arising after February 22, 2001 becoming ineligible for any reason other than its remaining unpaid for more than 150 days from its invoice date, Borrowers shall immediately pay to Lender 75% of the amount of such Receivable.

         2.6 Section 5(a) of the Loan Agreement is amended by deleting the word "applicable" appearing before the term "Contract Rate."

         2.7 Subsections (i) and (ii) of Section 5(b) of the Loan Agreement are deleted and replaced by the following:

               "Borrowers shall pay to Lender a Facility Fee equal to $3,000 (pro rated for any partial month) following the Effective Date for each month, in arrears, with the first payment to be due January 31, 2001."

         2.9   (a)    (i) Sections 12(g) and 12(i) are deleted, and (ii) Exhibit
12(h) is amended to be in the form annexed hereto; and

               (b) (i) Section 12(k) is amended by adding prior to the semicolon: "except the Specified Taxes so long as such taxes become subject to a Tax Settlement not later than April 1, 2001".

         2.10  Exhibit 12(m) is amended to be in the form annexed hereto.

         2.11  Section 12 is amended to add the following subsections:

         "(q) So long as any Obligations remain unpaid, unless the Lender otherwise consents in writing, the Borrowers will, commencing February 1, 2001:

         (i)   Maintain Monthly Average Sales of not less than $850,000;

         (ii)  Maintain Monthly Average Collections of not less than $1,000,000;

         (r) Borrowers will notify the Lender in writing immediately upon (i) any failure of any Borrower to pay any amount under any of the Creditor Settlements; (ii) any Creditor Party claiming a default by any Borrower under its respective Creditor Settlement, and (iii) any Creditor Action; and

         (s) Not later than the seventh Business Day of each month, Borrowers shall provide to Lender a comparison to budget (as previously delivered to Lender) of that month's sales, collections, expenses, and payments on Creditor Settlements."

         2.12 Section 17 of the Loan Agreement is deleted and replaced by the following:

               "17. Termination of Lender's Commitment, etc.

         The Lender's commitment to make Loans under Section 2(a) and the Lender's agreement under Section 1A(b) to forebear from making demand for immediate payment of the Obligations, shall terminate on the close of business on the Termination Date; provided, however, that no termination of the Lender's commitment or lapse of the Lender's Agreement to forebear making demand, shall affect in any way the liability of the Borrowers for the Obligations and the rights and remedies of the Lender, including with respect to the Collateral and the Guaranty Agreements."

         2.13  Section 18 of the Loan Agreement is amended as follows:

         (i) by deleting the text of clauses "(l)" and "(o)" thereof and substituting in each case: "[intentionally deleted]";

         (ii) adding the following to clause (b): ", or which constitute Specified Taxes so long as such taxes become subject to a Tax Settlement no later than April 1, 2001";

         (iii) deleting clause (n) thereof and substituting the following:

         "(n) Accuhealth, Inc., Midview Drug, Inc., America Home Nursing Services, Inc., PRN Homecare Agency, Inc. or any other Borrower with Receivables at any time of $25,000 shall cease to do business in the ordinary course;"; and

         (iv)  adding to Section 18 the following:

         "(o) The Borrowers or any of them fails to make any payment due under any Primary Settlement past any period of grace or cure, or if no period of grace or cure is expressed in the relevant agreement or stipulation, for a period of five (5) Business Days.

         (p) Any Creditor Party to any Primary Settlement takes any Creditor Action.

         (q) The Borrowers or any of them fails to make one or more payments due under any one or more Secondary Settlements past any period of grace or cure, or if no period of grace or cure is expressed in the relevant agreement or stipulation, for a period of five (5) Business Days, and any such defaulted payment, or the aggregate of such defaulted payments, exceeds $25,000.

         (r) Any one or more of Creditor Parties to any Secondary Settlement or Secondary Settlements shall take Creditor Action to recover from any of the Borrowers or any of its property, more than $25,000 in one instance or $35,000 in the aggregate."

         2.14 Section 19 of the Loan Agreement is amended (i) to add after the term "Events of Default" in lines 2 and 5 thereof and after the word "default" in line 24 thereof: "(occurring after February 22, 2001)" and (ii) to add at the end of each of the second to last and third to last sentences in Section 19:
"(subject to the Intercreditor Agreement)".

         2.15  Section 25 of the Loan Agreement shall be amended as follows:

         (a) With respect to notices to the Lender, a copy shall be provided to:

         Kaye, Scholer, Fierman, Hays & Handler, LLP
         425 Park Avenue
         New York, N.Y.  10022
         Attention:  Alfred J. Bianco, Esq.
         Telephone:  (212) 836-8294
         Telecopy:    (212) 836-7223

         (b)   With respect to notices to the Borrower:

               "If to the Borrower: Accuhealth, Inc.
                                    Ridge Hill
                                    Yonkers, New York 10710
                                    Telephone:
                                    Telecopy:

               with a copy to:      Baer Marks & Upham, LLP
                                    805 Third Avenue
                                    New York, New York 10022
                                    Attention: Leslie J. Levinson, Esq.
                                    Telephone: (212) 702-5700
                                    Telecopy: (212) 702-5941


         10. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent or concurrent, each of which must be satisfied no later than the date hereof, failing any of which this Agreement shall be null and void:

         (1) NO DEFAULT. No Default or Event of Default under the Loan Agreement, as amended hereby, shall have occurred after February 22, 2001 and be continuing.

         (2) WARRANTIES AND REPRESENTATIONS. The warranties and representations of Borrowers contained in this Amendment, the Loan Agreement, as amended hereby, and the Ancillary Documents, shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date. Borrower hereby represents and warrants that, as of the date hereof, all of the representations and warranties referred to in the immediately preceding sentence are true and correct in all material respects as of the date hereof.

         (3) ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

               (i) This Amendment No. 5 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

               (ii) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         (4) ADDITIONAL DOCUMENTATION. Lender shall have received each of the agreements, instruments, documents and other materials set forth on Annex 1 hereto, each of which shall be in form and substance satisfactory to Lender. Borrowers acknowledge that any "Event of Default" (which is not waived) under any of the agreements set forth on Annex 1 shall constitute an Event of Default under the Loan Agreement.

         (e) Pursuant to the Senior Note Agreement, not less than $850,000 has been advanced to the Borrowers and the Borrowers shall have received such amount in good funds;

         (f)   All of the Primary Settlements shall be in full force and effect.

         11.   MISCELLANEOUS.

         (1) CAPTIONS. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Amendment.

         (2)   EFFECT ON THE LOAN AGREEMENT, ETC.

               (i) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               (ii) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (iii) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, no constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         (3) GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict or laws principles. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (4) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         (5) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the sole benefit of Borrowers, Agent and Lenders and their respective successors and assigns.

         (6) REFERENCES. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

         (7) RELEASE. Without limiting the Loan Agreement and the other Loan Documents, each Borrower hereby waives any defenses to the enforcement of the Loan Agreement and of the Ancillary Documents, and hereby releases any claims or causes of action against Lender which may now or hereafter be available to such Borrower arising out of: (i) the administration of the Loan Agreement, the Ancillary Documents or the Obligations prior to the date hereof or as a result of taking actions permitted hereunder; (ii) the negotiation and execution of this Agreement; or (iii) any other matter arising prior to the date hereof and pertaining to the Loan Agreement, the Ancillary Documents or the Obligations.

         (8) CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidence thereby and secured by the Collateral. The Loan Agreement as amended hereby and each of the Ancillary Documents remains in full force and effect.

         (9) CONSTRUCTION. Borrowers acknowledge that they have been represented by their own legal counsel in connection with this Agreement, that they have exercised independent judgment with respect to this Agreement, and that they have not relied on Lender's counsel for any advice with respect to this Agreement.

         (10) RESERVATION OF RIGHTS. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of the Loan Agreement or the ancillary Documents; (ii) give rise to any obligation on the part of Lender to extend, modify or waive any term or condition of the Loan Agreement or the Ancillary Documents, or (iii) give rise to any defenses or counterclaims to lender's right to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Loan Agreement and the Ancillary Documents.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

ACCUHEALTH, INC.                       MIDVIEW DRUG, INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


ACCUHEALTH HOME CARE, INC.             CITIVIEW DRUG CO., INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


PROHEALTHCARE INFUSION SERVICES        HEALIX HEALTHCARE, INC.
INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


PRN HOMECARE AGENCY, INC.              AMERIX NURSING HOLDINGS, INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


HEALIX HEALTHCARE, INC.                HEALIX HEALTHCARE OF NEW YORK INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


RYE BEACH HEALTHCARE, INC.             HEALIX HEALTHCARE OF NEW JERSEY, INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------

AMERICARE HOME NURSING                 ROSENTHAL & ROSENTHAL, INC.
SERVICES, INC.

By:                                    By:
   --------------------------------       --------------------------------
Name:                                  Name:
     ------------------------------         ------------------------------
Title:                                 Title:
      -----------------------------          -----------------------------


CONSENTED AND AGREED TO:



/s/ GLENN C. DAVIS
Glenn C. Davis

                                     ANNEX 1

Senior Note Agreement

Senior Note

Subordinated Note Agreement

Senior Note Security Agreement dated as of February 22, 2001

Subordinated Note Security Agreement dated as of February 22, 2001